UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 9, 2004

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On November 9, 2004, the Personnel and Compensation Committee of the Kaman Corporation Board of Directors approved commencement of a new Performance Period for the Long Term Incentive program (the "Program") feature of the Kaman Corporation 2003 Stock Incentive Plan, as amended (the "Plan"), beginning January 1, 2005 and ending December 31, 2007.

The Personnel and Compensation Committee also designated the following individuals to participate in the Program for the new Performance Period:

Paul R. Kuhn	Chairman, President and Chief Executive Officer, Kaman Corporation

Robert M. Garneau	Executive Vice President and Chief Financial Officer, Kaman Corporation

Candace A. Clark	Senior Vice President and Chief Legal Officer, Kaman Corporation

Ronald M. Galla	Senior Vice President and Chief Information Officer, Kaman Corporation

Russell H. Jones	Senior Vice President and Chief Investment Officer, Kaman Corporation

T. Jack Cahill	President, Kaman Industrial Technologies Corporation, a subsidiary of Kaman Corporation

Robert H. Saunders, Jr.	President, Kaman Music Corporation, a subsidiary of Kaman Corporation

John C. Kornegay	President, Kamatics Corporation, a subsidiary of Kaman Corporation

Participation in the Program depends upon achievement of specified performance factors and criteria established by the Personnel and Compensation Committee, which may vary from individual to individual. Please refer to the Plan for a complete description of the Program. The Plan has been filed with the Securities and Exchange Commission as exhibit 10a to Form 10-K for the year ended December 31, 2003 filed on March 5, 2004, Document No. 0000054381-04-000032.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 9, 2004, the Kaman Corporation Board of Directors approved an amendment to Article III (14) of the Corporation's bylaws which:

a.	changes the mandatory retirement age for directors from age 70 to age 72. The provision of Article II(14) which permits directors serving at November 14, 2000 to serve until age 75 was not modified.

b.
removes the provision that Charles H. Kaman's board service was not subject to any age limit. Mr. Charles H. Kaman, founder of the Corporation, retired from the Board of Directors effective April 10, 2001.

Item 9.01    Financial Statements and Exhibits.

Exhibit 99.1    Bylaws of Kaman Corporation, as amended and restated effective November 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Robert M. Garneau
Robert M. Garneau
Executive Vice President and
Chief Financial Officer

Date: November 10, 2004

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit 99.1	Bylaws of Kaman Corporation, as amended and restated effective November 9, 2004.	Attached